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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       To

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              MAY 19, 1999
                                                 -------------------------------



                               CNB HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                      0-23991                      58-2362335
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(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)


7855 NORTH POINT PARKWAY, SUITE 200, ALPHARETTA, GEORGIA              30022-4849
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(Address of principal executive offices)                              Zip Code)




Registrant's telephone number, including area code            (770) 650-8262
                                                  ------------------------------




                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits:

             Exhibit 16.1   Letter Regarding Change in Certifying Accountant.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CNB HOLDINGS, INC.

                                     By: /s/ H.N. Padget, Jr.
                                         ---------------------------------------
                                          H.N. Padget, Jr.
                                          President and Chief Executive Officer


Date:    June 8, 1999

                                       3


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                                  EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------
   16.1                 Letter Regarding Change in Certifying Accountant.